Exhibit 99.2

Trustmark

Third Quarter 2024 Financial Results

October 22, 2024

Forward–Looking Statements

Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "project," "potential," "seek," "continue," "could," "would," "future" or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other "forward-looking" information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption "Risk Factors" in Trustmark's filings with the Securities and Exchange Commission (SEC) could have an adverse effect on our business, results of operations or financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, actions by the Board of Governors of the Federal Reserve System (FRB) that impact the level of market interest rates, local, state, national and international economic and market conditions, conditions in the housing and real estate markets in the regions in which Trustmark operates and the extent and duration of the current volatility in the credit and financial markets, changes in the level of nonperforming assets and charge-offs, an increase in unemployment levels and slowdowns in economic growth, changes in our ability to measure the fair value of assets in our portfolio, changes in the level and/or volatility of market interest rates, the impacts related to or resulting from bank failures and other economic and industry volatility, including potential increased regulatory requirements, the demand for the products and services we offer, potential unexpected adverse outcomes in pending litigation matters, our ability to attract and retain noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, cyber-attacks and other breaches which could affect our information system security, natural disasters, environmental disasters, pandemics or other health crises, acts of war or terrorism, and other risks described in our filings with the SEC.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Q3-24 Financial Highlights

Performance Reflects Increased Earnings, Enhanced Profitability, and Strengthened Capital Flexibility

Balance Sheet

- Loans Held for Investment (HFI) totaled $13.1 billion, a linked-quarter decrease of $55.3 million, or 0.4%, and an increase of $289.9 million, or 2.3%, year-over-year
- Deposits totaled $15.2 billion, a linked-quarter decline of $222.0 million, or 1.4%, and an increase of $139.0 million, or 0.9% year-over-year; excluding targeted reductions in public and brokered deposits totaling $529.7 million, deposits increased $307.7million, or 2.1%, linked-quarter
- Tangible book value per share was $26.88 at September 30, 2024, an increase of 6.5% from the prior quarter and 32.9% from levels one year earlier

Profitable Revenue Generation

- Net income totaled $51.3 million in the third quarter, representing diluted EPS of $0.84;
- In the second quarter, net income totaled $73.8 million, representing diluted EPS of $1.20 and income from adjusted continuing operations (1) of $40.5 million, or $0.66 per diluted share
- Net income from adjusted continuing operations (1) in the third quarter increased $10.8 million, or 26.7%, from the prior quarter
- Net interest income (FTE) totaled $158.0 million, up $13.7million, or 9.5%, linked-quarter, resulting in a net interest margin of 3.69%, up 31 basis points linked-quarter

Expense Management

- Noninterest expense totaled $123.3 million, up $4.9 million, or 4.2%, from the prior quarter; the increase is attributable to annual salary merit increases, annual incentive accruals and commissions, and ORE expense related to the establishment of a reserve for a single property under contract to sell in the fourth quarter of 2024

Credit Quality

- Net charge-offs totaled $4.7 million in the third quarter, representing 0.14% of average loans
- Net provision for credit losses totaled $6.5 million
- Allowance for credit losses (ACL) represented 1.21% of loans HFI and 497.27% of nonaccrual loans, excluding individually analyzed loans, at September 30, 2024

Capital Management

- Enhanced strong capital position with CET1 ratio of 11.30% and total risk-based capital ratio of 13.71%
- Board of Directors declared quarterly cash dividend of $0.23 per share

At September 30, 2024	
Total Assets	$18.5 billion
Loans (HFI)	$13.1 billion
Total Deposits	$15.2 billion
Banking Centers	170

	Q3-24	Q2-24	Q3-23
Net Income ($ in millions)			
GAAP	*$51.3*	*$73.8*	*$34.0*
Adj. Cont. Ops(1)	*$51.3*	*$40.5*	*$35.4*
EPS – Diluted			
GAAP	*$0.84*	*$1.20*	*$0.56*
Adj. Cont. Ops(1)	*$0.84*	*$0.66*	*$0.58*
ROAA			
GAAP	*1.10%*	*1.58%*	*0.72%*
Adj. Cont. Ops(1)	*1.10%*	*0.87%*	*0.75%*
ROATE			
GAAP	*12.86%*	*21.91%*	*11.32%*
Adj. Cont. Ops(1)	*12.86%*	*11.14%*	*11.25%*
Dividends / Share	$0.23	$0.23	$0.23
TE/TA	9.07%	8.52%	6.84%

Source: Company reports

(1) Financial measures from adjusted continuing operations. Please refer to pages 19-20 for Reconciliation of GAAP to Non-GAAP Results. For additional non-GAAP measures, please refer to the Earnings Release dated October 22, 2024, and the Consolidated Financial Information, Note 1 – Significant Non-Routine Transactions and Note 7 – Non-GAAP Financial Measures

Loans Held for Investment (HFI) Portfolio

Focus on profitable, credit-disciplined loan growth continued

Loans HFI ($ in millions)[1]		Change	
	9/30/2024	LQ	Y-o-Y
Loans secured by real estate:			
Const., land dev. and other land loans	$ 1,588	$ (51)	$ (21)
Secured by 1-4 family residential prop.	2,895	17	1
Secured by nonfarm, nonresidential prop.	3,583	(16)	13
Other real estate secured	1,476	131	257
Commercial and industrial loans	1,767	(114)	(62)
Consumer loans	149	(4)	(13)
State and other political subdivision loans	996	(57)	(61)
Other Loans & Leases	646	38	174
Total LHFI	$ 13,100	$ (55)	$ 290

Loan Portfolio Composition 09/30/24[1]



Other RE, 11%
Nonfarm,Nonres, 27%
C&I, 14%
Consumer, 1%
State & Other Political Sub. , 8%
Other, 5%
1-4 Residential, 22%
Construction, Land Dev, 12%

Loans HFI by Quarter



Dollar Change:
$12,810
$12,951
$13,058
$13,155
$13,100
$141
$107
$97
$(55)
Q3-23
Q4-23
Q1-24
Q2-24
Q3-24

- Portfolio exhibits diversity by product type, geography, and industry
- Loans remained relatively flat while maintaining solid credit quality

Source: Company reports
(1) Percentages may not sum to 100% due to rounding.

Trustmark

Commercial Real Estate and Offices (CRE) Portfolio Detail

CRE Portfolio[1] ($ in millions)	09/30/24	% of CRE Portfolio
Lots, Development and Unimproved Land	$ 279	5%
1-4 Family Construction	336	6%
Other Construction	973	18%
Total Construction, Land Development and Other Land Loans	**$ 1,588**	**30%**
Retail	315	6%
Offices	261	5%
Hotels/Motels	293	6%
Industrial	501	9%
Senior Living	519	10%
Other	426	8%
Total Non-owner Occupied & REITs	**$ 2,315**	**44%**
Multi-Family[2]	1,405	26%
Total CRE	**$ 5,308**	**100%**

CRE Portfolio

- Focused on vertical construction with limited exposure to unimproved land and development
- Well-diversified product and geographical mix

Offices (CRE) Portfolio[1] ($ in millions)	09/30/24	% of Offices Portfolio
Construction	$ 1	0%
Existing	261	100%
Total Offices	**$ 262**	**100%**
Offices (CRE) as % of LHFI	2%	
Average Loan Balance	$1.6 million	
YTD Office NCOs/Average Loans	0%	
Office Delinquencies/Total Offices	3.54%	
Office NPL/Total Offices	3.53%	

Offices (CRE) Portfolio

- Existing (credits of $5 million or more)

  * Weighted average occupancy of investment grade tenants is 47%
  * Less than 10% lease turnover in each year from 2024-2028
  * Weighted average vacancies of 6%
  * Weighted average LTV of 66%

Source: Company reports
(1) All information provided above reflects outstanding balances
(2) Multi-Family is included in Other Real Estate Secured Loans in Financials

Commercial Loan Portfolio Detail

Commercial Portfolio [(1)] ($ in millions)	09/30/24	% of Commercial Portfolio
Manufacturing	$ 340	14%
Construction	289	12%
Real Estate & Rental & Leasing	285	12%
Wholesale Trade	251	10%
Finance & Insurance	213	9%
Transportation & Warehousing	209	9%
Retail Trade	152	6%
Health Care & Social Assistance	145	6%
Information	98	4%
Professional, Scientific & Technical Services	81	3%
Administrative & Support & Waste Mgmt & Remediation Services	61	3%
Arts, Entertainment & Recreation	61	3%
Other	209	9%
Total	**$ 2,395**	**100%**

- Portfolio includes commercial, financial intermediaries, agriculture production, equipment finance, non-profits, and leases
- Credits originated by the Equipment Finance line of business comprise $444 million of the commercial portfolio
- Well-diversified portfolio with no single category exceeding 14%

Source: Company reports
(1) All information provided above reflects outstanding balances

Trustmark

Allowance for Credit Losses

($ in millions)



$155
$1
$1
$1
$158
Net impact of quantitative changes including changing of the macroeconomic forecast and individually analyzed reserves
Net impact of qualitative changes including adjustments for credit migration, adjustments to the CRE concentration reserve, and potential impact of additional commercial credit migration
Net impact of all other changes including prepayment studies, segmentation migration, etc.
ACL 6/30/24
ACL 9/30/24

Source: Company reports
Does not include allowance for off balance sheet credit exposures
Totals may not foot due to rounding

Credit Risk Management

Solid asset quality metrics

- Allowance for credit losses represented 1.21% of loans HFI and 497.27% of nonaccrual loans, excluding individually evaluated loans, at September 30, 2024
- Net charge-offs totaled $4.7 million for the third quarter, which represented 0.14% of average loans
- Nonaccrual loans declined 18.8% year-over-year and represented 0.55% of loans
- Nonperforming assets declined 19.3% year-over-year and represented 0.58% of loans and ORE



Nonperforming Assets(1)
(in millions)
$96
$5
$91
$107
$7
$100
$106
$8
$98
$51
$7
$44
$78
$4
$74
Q3-23
Q4-23
Q1-24
Q2-24
Q3-24
Nonaccrual Loans
Other Real Estate



Allowance for Credit Losses/NPLs(2)
274%
249%
235%
840%
497%
Q3-23
Q4-23
Q1-24
Q2-24
Q3-24

Source: Company reports
(1) Totals may not foot due to rounding
(2) NPLs excludes individually evaluated loans

Attractive, Low-Cost Deposit Base

Deposits ($ in millions)		Change	
	9/30/2024	LQ	Y-o-Y
Interest Checking	$ 4,560	$ (293)	$ 104
Noninterest Bearing DDA	3,143	(11)	(177)
Time Deposits	3,339	(74)	(60)
Savings	995	(24)	(92)
MMDA	3,204	179	363
Total Deposits	**$ 15,241**	**$ (222)**	**$ 139**

Deposit Mix by Type 09/30/24[(1) (2)]



MMDA, 21%
Interest Checking, 30%
Savings, 7%
Nonint.-Bearing DDA, 21%
Time Deposits, 22%

Deposit Mix – Average Balance Q3-24[(1)]
($ in millions)



$15,023
$15,304
$15,420
$15,406
$15,410
23%
22%
20%
21%
21%
77%
78%
80%
79%
79%
Q3-23
Q4-23
Q1-24
Q2-24
Q3-24
Interest-bearing
Noninterest-bearing

- Deposits totaled $15.2 billion at September 30, 2024, a decrease of $222.0 million, or 1.4%, linked-quarter and an increase of $139.0 million, or 0.9%, year-over-year
- Personal and commercial balances increased by a combined $308.1 million, or 2.4% linked-quarter to total $12.9 billion at September 30, 2024
- Public fund deposits decreased $330.1 million, or 14.7%, linked-quarter to total $1.9 billion at September 30, 2024
- Brokered deposits totaled $410.5 million, down $199.6 million from the prior quarter, to represent 2.7% of total deposits at September 30, 2024
- Cost of interest-bearing deposits in the third quarter totaled 2.81%, a 6-basis point increase from the prior quarter

Source: Company reports
(1) Numbers and/or percentages may not foot due to rounding.
(2) Above does not include the daily sweep between low transaction interest checking to savings for regulatory purposes.

Trustmark

Stable, Granular & Low-Exposure Deposit Base



Deposit Accounts(1)(3)
($ and # in thousands)
$26
$27
$27
$27
$28
464
465
463
460
460
Q3-23
Q4-23
Q1-24
Q2-24
Q3-24
Average Accounts
Average Balance per Account



Deposit Segmentation
Insured vs Collateralized vs Uninsured & Uncollateralized(3)
$15,102
$15,570
$15,339
$15,463
$15,241
22%
22%
22%
22%
23%
12%
14%
14%
14%
12%
65%
64%
64%
64%
65%
Q3-23
Q4-23
Q1-24
Q2-24
Q3-24
Insured
Collateralized
Uninsured & Uncollateralized



Deposit Cost & Cumulative Beta
Actual
Forecast
1.85%
1.84%
2.10%
2.10%
2.19%
2.18%
2.26%
2.18%
2.22%
2.09%
29%
38%
40%
40%
N/M
N/M
Q3-23
Q4-23
Q1-24
Q2-24
Q3-24(4)
Q4-24(4)
TRMK Beta
TRMK Deposit Cost
KRX Median Deposit Cost

- Stable, granular deposit base with 460 thousand average accounts with average balance per account of $28 thousand during Q3-24[1].
- Coverage Ratio[2] of 176% of uninsured and uncollateralized deposits ($3.5 billion) at September 30, 2024
- Deposit cost during Q3-24 was 5 basis points favorable to prior guidance reflecting proactive strategic pricing actions

Source: Company reports
(1) Personal and Non-Personal Accounts, excluding Public Fund Accounts and Brokered CDs
(2) Coverage Ratio = Available Secured Borrowing Capacity / (Uninsured & Uncollateralized Deposits)
(3) Numbers and/or percentages may not foot due to rounding.
(4) Deposit cumulative beta calculations not meaningful in light of the Fed's 3Q24 monetary policy action

Income Statement Highlights – Net Interest Income



Net Interest Income – FTE
($ in millions)
$142
$140
$136
$144
$158
Q3-23
Q4-23
Q1-24
Q2-24
Q3-24
Net Interest Income



Yields and Costs(1)
6.34%
6.41%
6.40%
6.54%
6.55%
3.29%
3.25%
3.21%
3.38%
3.69%
3.44%
2.72%
2.89%
2.92%
2.95%
2.94%
1.89%
1.85%
1.88%
2.19%
Q3-23
Q4-23
Q1-24
Q2-24
Q3-24
Loan Yield
NIM
Securities Yield
Cost of IBL



Net Interest Margin
3.38%
0.14%
0.20%
0.01%
-0.04%
3.69%
Loan Rate/Volume
Securities Restructuring
Liability Rate/Volume
# of Days in Qtr
Q2-24 NIM
Q3-24 NIM

- Net interest income (FTE) totaled $158.0 million in the third quarter, resulting in a net interest margin of 3.69%, up 31 basis points from the prior quarter
- Securities yield of 3.44% increased 125 basis points from the prior quarter driven by portfolio restructuring with an anticipated run rate yield of approximately 3.45% going forward

Source: Company reports
(1) Loan Yield includes LHFI & LHFS

Earning Asset Composition & Interest Rate Sensitivity

As of 09/30/24

- Cash flow hedge portfolio structured to mitigate asset sensitivity driven by loan portfolio mix with 52% variable rate
- Active interest rate swap hedge notional at quarter end was $850 million with a weighted average received fix rate of 3.12% and active floor notional was $25 million with a SOFR rate of 4.00%
- Active cash flow hedge notional of $875 million has an effective weighted average maturity of 3.5 years including effect of forward settle notional of $390 million in interest rate swaps and $125 million in interest rate floors

Loans by Rate Index(1,2)

Book Balance: $13.3B
Yield(3): 6.55%


Prime, 9%
Fixed, 41%
Variable (<= 1-month), 42%
Hybrid ARMs, 7%
Variable (> 1-month), 1%

Hedge Notional (2)(4)


$25
$850
3.12%
$46
$829
3.21%
$93
$711
3.34%
$113
$441
3.44%
$81
$195
3.54%
2024
2025
2026
2027
2028
Swap Notional (Annual Avg)
Floor Notional (Annual Avg)
Receive Fixed Rate (Annual Avg)

(1) Loans include LHFI & LHFS
(2) Totals may not foot due to rounding
(3) Loan Yield includes LHFI & LHFS
(4) $ Millions

Trustmark

Income Statement Highlights – Noninterest Income

Noninterest Income[1][2] ($ in millions)	Adjusted Continuing Operations	Total Operating Results	Significant Non-Routine Transactions	Adjusted Continuing Operations	Change	
	Q3-24	Q2-24	Q2-24	Q2-24	LQ	Y-o-Y
Service Charges on Deposit Accounts	$ 11.3	$ 10.9		$ 10.9	$ 0.3	$ 0.2
Bank Card and Other Fees	7.9	9.2		9.2	(1.3)	(0.3)
Mortgage Banking, net	6.1	4.2		4.2	1.9	(0.3)
Wealth Management	9.3	9.7		9.7	(0.4)	0.5
Other, net	3.0	248.0	(243.8)	4.2	(1.2)	0.6
Securities Gains (Losses), net	-	(182.8)	182.8	-	-	-
Total Noninterest Income	$ 37.6	$ 99.2	$ (61.0)	$ 38.2	$ (0.7)	$ 0.6

Significant Non-Routine Transactions in Q2-24 included in Other, net:

- Sale of FBBI gain of $228.3 million
- FBBI noninterest income in Q2-24 of $12.2
- Visa Class C gain of $8.1 million
- Mortgage Loan Sale loss of $4.8 million
- Securities reposition loss of $182.8 million

Noninterest Income – Q3-24 [1][2]



Other, net, 8%
Wealth Management, 25%
Service Charges on Deposit Accounts, 30%
Mortgage Banking, net, 16%
Bank Card and Other Fees, 21%

Noninterest Income[1][2]
($ in millions)



$37
$37
$39
$38
$38
$11
$11
$11
$11
$11
$8
$9
$7
$9
$8
$6
$6
$9
$4
$6
$9
$9
$9
$10
$9
$2
$3
$3
$4
$3
Q3-23
Q4-23
Q1-24
Q2-24
Q3-24
Service Charges on Deposit Accounts
Bank Card and Other Fees
Mortgage Banking, net
Wealth Management
Other, net

- Noninterest income from adjusted continuing operations[2] in the third quarter totaled $37.6 million, a decrease of $0.7 million linked-quarter and an increase of $0.6 million year-over-year
- Mortgage Banking revenue totaled $6.1 million in the third quarter, an increase of $1.9 million linked-quarter and a decrease of $0.3 million year-over-year. The linked-quarter increase was principally attributable to decreased net negative hedge ineffectiveness, which was offset in part by lower gains on sale of mortgage loans.
- Revenue from service charges on deposit accounts totaled $11.3 million in the third quarter, an increase of $0.3 million linked-quarter and $0.2 million year-over-year
- Bank Card and Other Fees totaled $7.9 million in the third quarter, a decrease of $1.3 million linked-quarter and $0.3 million year-over year

Source: Company reports

(1) Totals may not foot due to rounding.

(2) Financial measures from adjusted continuing operations. Please refer to pages 19-20 for Reconciliation of GAAP to Non-GAAP Results. For additional non-GAAP measures, please refer to the Earnings Release dated October 22, 2024, and the Consolidated Financial Information, Note 1 – Significant Non-Routine Transactions and Note 7 – Non-GAAP Financial Measures

Trustmark

Income Statement Highlights – Noninterest Expense

- Noninterest expense in the third quarter totaled $123.3 million, an increase of $4.9 million linked-quarter
- Salaries and benefits expense increased $1.9 million from the prior quarter principally due to annual merit increases, annual incentive accruals, and commissions
- Total other expense increased $2.1 million linked-quarter, all of which relates to the establishment of a reserve for a single OREO property which is under contract to sell in the fourth quarter of 2024

Noninterest Expense ($ in millions)[2]			Change			
		Q3-24	LQ		Y-o-Y	
Salaries & Benefits	$	66.7	$	1.9	$	(0.7)
Services & Fees		25.7		1.0		(1.7)
Net Occupany - Premises		7.4		0.1		0.2
Equipment Expense		6.1		(0.1)		(0.6)
Total Other Expense		17.3		2.1		2.3
Total Noninterest Expense	$	123.3	$	4.9	$	(0.5)


Noninterest Expense
($ in millions)(1)(2)
$124
$67
$27
$7
$7
$15
Q3-23
$126
$69
$27
$7
$6
$16
Q4-23
$120
$65
$24
$7
$6
$16
Q1-24
$118
$65
$25
$7
$6
$15
Q2-24
$123
$67
$26
$7
$6
$17
Q3-24
Salaries and Benefits
Services & Fees
Net Occupancy - Premises
Equipment Expense
Other Expense

Source: Company reports
(1) Totals may not foot due to rounding
(2) Financial measures from adjusted continuing operations. Please refer to pages 19-20 for Reconciliation of GAAP to Non-GAAP Results. For additional non-GAAP measures, please refer to the Earnings Release dated October 22, 2024, and the Consolidated Financial Information, Note 1 – Significant Non-Routine Transactions and Note 7 – Non-GAAP Financial Measures

Trustmark

Capital Management

Solid capital position reflects consistent profitability of diversified financial services businesses

- Capital position remained strong with a CET1 ratio of 11.30% and a total risk-based capital ratio of 13.71% at September 30, 2024
- As previously announced, Trustmark's Board of Directors authorized a stock repurchase program effective January 1, 2024, under which $50.0 million of Trustmark's outstanding shares my be acquired through December 31, 2024. As of September 30, 2024, Trustmark has not repurchased any of its outstanding common shares.
- Trustmark's Board of Directors declared a quarterly cash dividend of $0.23 per share payable December 15, 2024, to shareholders of record on December 1, 2024



Capital Ratios(1)
6.84%
9.89%
12.11%
7.22%
10.04%
12.29%
7.47%
10.12%
12.42%
8.52%
10.92%
13.29%
9.07%
11.30%
13.71%
Q3-23
Q4-23
Q1-24
Q2-24
Q3-24
TCE/TA
CET1
Total Risk-Based Capital

Source: Company reports

(1) Trustmark has elected the five-year phase-in transition period related to adopting the CECL methodology for its regulatory capital.

Trustmark

2024 Full Year Outlook Commentary[1]

Reflecting closed sale of FBBI and Completed Balance Sheet Repositioning

Balance Sheet	• Loans HFI expected to grow low-single digits • Deposit balances, excluding brokered deposits, expected to remain relatively stable • Securities balances expected to remain stable at about 3Q24 ending balance based on reinvestment of portfolio cash flows, subject to impact of changes in market interest rates on AOCI
Net Interest Income	• NII expected to increase mid-single digits in 2024 reflecting continued earning asset growth, stabilizing deposit cost, and accretion from balance sheet repositioning resulting in full year NIM of approximately 3.50% based on market implied forward interest rates. NIM expected to be in range of 3.65% to 3.70% in the second half of 2024.
Credit	• Total provision for credit losses, including unfunded commitments, is dependent upon portfolio credit quality trends, current macroeconomic forecast, and future loan growth • Net charge-offs from continuing operations are expected to remain below the industry average based upon the current economic outlook
Noninterest Income	• Noninterest income from adjusted continuing operations for full year 2024 is expected to increase low-to-mid single digits
Noninterest Expense	• Noninterest expense from adjusted continuing operations for full year 2024 is expected to be approximately unchanged, reflecting heightened cost containment initiatives
Capital	• Will continue disciplined approach to capital deployment with preference for organic loan growth, potential market expansion, M&A or other general corporate purposes depending on market conditions • Will continue to assess the Board of Directors approved 2024 share repurchase program as the market and balance sheet dictate • Will maintain a strong capital position; ample to implement corporate priorities/initiatives

Source: Company reports

(1) See Forward Looking Statement Disclosure on page 2 of this presentation for a discussion of factors that could affect management's expectations and results in future periods.

Trustmark Corporation

Who We Are

- Trustmark is a diversified financial services company headquartered in Jackson, MS, providing banking and financial solutions through offices in AL, FL, GA, MS, TN and TX
- Our vision is to be a premier financial services provider in our marketplace.
- Our mission is to achieve outstanding customer satisfaction by providing banking and wealth management solutions through superior sales and service, utilizing excellent people, teamwork, and diversity, while meeting our corporate financial goals.

Our Footprint



Extended Commercial Trade Area
Banking Center States
LPO

Strategic Priorities to Enhance Shareholder Value

EFFICIENCY

Pursue efficiency opportunities through adoption of technology, redesign of workflows and workforce structure

GROWTH

Focus on profitable growth to increase EPS, enhance scale, benefit from favorable demographic trends in growth markets, and increase penetration across lines of business

INNOVATION

Invest in technology solutions and data analytics to drive customer engagement, inform sales practices, and aid in the development and enhancement of product or service offerings

RISK MANAGEMENT

Prioritize risk management throughout the organization by incorporating industry leading practices to comply with all applicable regulatory requirements

CULTURE

Adopt a mindset that embraces growth, innovation and efficiency while maintaining core values and sound risk management practices

Non-GAAP Reconciliation

Adjusted Continuing Operations 3Q-24 vs 2Q-24

$ in thousands, except per share data

	03-24	Q2-24							
			Disc Operations						
	Continuing Operations GAAP	Total GAAP	Sale of Insurance	Insurance Results	Continuing Operations GAAP	Securities Reposition	Non-Routine	Adjusted Continuing Operations Non-GAAP	Linked Qtr $ Change
Net Interest Income	$ 154,714	$141,029	$ -	$ -	$ 141,029	$ -	$ -	$ 141,029	$ 13,685
Noninterest Income	37,562	99,247	228,272	12,261	(141,286)	(182,792)	3,258	38,248	(686)
Total Revenue	192,276	240,276	228,272	12,261	(257)	(182,792)	3,258	179,277	12,999
Noninterest Expenses	123,270	126,219	-	7,893	118,326	-	-	118,326	4,944
PPNR	69,006	114,057	228,272	4,368	(118,583)	(182,792)	3,258	60,951	8,055
Prov. for Credit Losses	6,548	19,729	-	-	19,729	-	8,633	11,096	(4,548)
Pre-Tax Income	62,458	94,328	228,272	4,368	(138,312)	(182,792)	(5,375)	49,855	12,603
Income Taxes	11,128	20,496	57,068	1,135	(37,707)	(45,698)	(1,344)	9,335	1,793
Net Income	$ 51,330	$ 73,832	$ 171,204	$ 3,233	$ (100,605)	$ (137,094)	$ (4,031)	$ 40,520	$ 10,810
EPS - Diluted	$ 0.84	$ 1.20	$ 2.79	$ 0.05	$ (1.64)	$ (2.23)	$ (0.07)	$ 0.66	$ 0.18

Significant Non-Routine Items during Q2-24 Include:

1) Visa C shares gain (pre-tax $8.1 million) included in Other, Net in noninterest Income.
2) Mortgage Loan Sale (pre-tax loss totaling $13.4 million) shown in two-line items above:
   a) loss of $4.8 million included in Other, Net in noninterest income, and
   b) additional Provision for Credit Losses of $8.6 million.

Note: Continuing Operations during the Q3-24 had no significant non-routine items.

Trustmark

Reconciliation of GAAP to Non-GAAP Results

		Q3-24	Q2-24	Q1-24	Q4-23	Q3-23
Adjusted Continuing Operations						
Net Interest Income (GAAP)	a	$ 154,714	$ 141,029	$ 132,830	$ 136,742	$ 138,637
Provision for Credit Losses (GAAP)	b	6,548	19,729	7,516	6,697	8,426
Less: PCL, LHFI sale of 1-4 family mortgage loans		-	(8,633)	-	-	-
Provision for Credit Losses From Adjusted Continuing Operations (Non-GAAP)	c	6,548	11,096	7,516	6,697	8,426
Noninterest Income (Loss) (GAAP)	d	37,562	(141,286)	39,355	36,605	36,921
Add: Mortgage Loan Sale Loss (incl in Other, Net)		-	4,798	-	-	-
Visa C Shares Gain (incl in Other, Net)		-	(8,056)	-	-	-
Securities (Gains) Losses, Net		-	182,792	-	-	-
Noninterest Income From Adjusted Continuing Operations (Non-GAAP)	e	37,562	38,248	39,355	36,605	36,921
Noninterest Expense (GAAP)	f	123,270	118,326	119,664	126,195	130,291
Less: Reduction in Force Expense (incl in Salaries and Employee Benefits)		-	-	-	(1,406)	-
Litigation Settlement		-	-	-	-	(6,500)
Noninterest Expense From Adjusted Continuing Operations (Non-GAAP)	g	123,270	118,326	119,664	124,789	123,791
Income (Loss) From Continuing Operations Before Income Taxes (GAAP)	a-b+d-f	62,458	(138,312)	45,005	40,455	36,841
Income Taxes From Continuing Operations (GAAP)	h	11,128	(37,707)	6,832	6,567	6,288
Income (Loss) From Continuing Operations (GAAP)	i	$ 51,330	$ (100,605)	$ 38,173	$ 33,888	$ 30,553
Income From Adjusted Continuing Operations Before Income Taxes (Non-GAAP)	a-c+e-g	62,458	49,855	45,005	41,861	43,341
Income Taxes From Adjusted Continuing Operations (Non-GAAP)		11,128	9,335	6,832	6,918	7,913
Income From Adjusted Continuing Operations (Non-GAAP)		$ 51,330	$ 40,520	$ 38,173	$ 34,943	$ 35,428
Total Revenue (GAAP)	a+d	$ 192,276	$ (257)	$ 172,185	$ 173,347	$ 175,558
Total Revenue (Non-GAAP)	a+e	$ 192,276	$ 179,277	$ 172,185	$ 173,347	$ 175,558
Discontinued Operations						
Gain on Sale of FBBI	j	$ -	$ 228,272	$ -	$ -	$ -
FBBI Operating Results - Noninterest Income	k	-	12,261	15,994	13,199	15,303
Noninterest Income		-	240,533	15,994	13,199	15,303
FBBI Operating Results - Noninterest Expense	l	-	7,893	11,482	10,234	10,654
Income From Discontinued Operations (GAAP)	m	-	232,640	4,512	2,965	4,649
Income Taxes From Discontinued Operations (GAAP)	n	-	58,203	1,150	730	1,173
Income From Discontinued Operations (GAAP)	o	$ -	$ 174,437	$ 3,362	$ 2,235	$ 3,476
Total Operating Results						
Net Interest Income (GAAP)	a	$ 154,714	$ 141,029	$ 132,830	$ 136,742	$ 138,637
Provision for Credit Losses (GAAP)	b	6,548	19,729	7,516	6,697	8,426
Noninterest Income (Loss) (GAAP)	d	37,562	(141,286)	39,355	36,605	36,921
Gain on Sale of FBBI	j	-	228,272	-	-	-
FBBI Operating Results - Noninterest Income	k	-	12,261	15,994	13,199	15,303
Noninterest Income Total Operating Results (Non-GAAP)	p	37,562	99,247	55,349	49,804	52,224
Noninterest Expense (GAAP)	f	123,270	118,326	119,664	126,195	130,291
FBBI Operating Results - Noninterest Expense	l	-	7,893	11,482	10,234	10,654
Noninterest Expense Total Operating Results (Non-GAAP)	q	123,270	126,219	131,146	136,429	140,945
Income From Total Operating Results (Non-GAAP)	a-b+p-q	62,458	94,328	49,517	43,420	41,490
Income Taxes From Total Operating Results (Non-GAAP)	h+n	11,128	20,496	7,982	7,297	7,461
Income From Total Results (GAAP)	i+o	$ 51,330	$ 73,832	$ 41,535	$ 36,123	$ 34,029
Diluted Per Share Data						
Diluted Earnings (Loss) per Share From Continuing Operations (GAAP)		$ 0.84	$ (1.64)	$ 0.62	$ 0.55	$ 0.50
Diluted Earnings per Share From Discontinued Operationa (GAAP)		$ -	$ 2.84	$ 0.05	$ 0.04	$ 0.06
Diluted Earnings per Share Total (GAAP)		$ 0.84	$ 1.20	$ 0.68	$ 0.59	$ 0.56
Diluted Earnings per Share From Adjusted Continuing Operations (Non-GAAP)		$ 0.84	$ 0.66	$ 0.62	$ 0.57	$ 0.58

Trustmark

Completed Significant Actions to Increase Earnings, Enhance Profitability Profile, Reduce Risk, and Strengthen Capital Flexibility

Q2-24 Significant Non-Routine Transactions

- Completed the previously announced sale of Fisher Brown Bottrell Insurance, Inc. (FBBI)
  - Capitalized on sale of insurance brokerage subsidiary at extremely attractive valuation: 5.9x Revenue, 28x Net Income[(1)]
  - Recognized pre-tax gain on sale of $228.3 million ($171.2 million; net of taxes)

- Restructured investment securities portfolio to enhance earnings and profitability profile
  - Sold available for sale securities of $1.6 billion with an average yield of 1.36%, which generated a loss of $182.8 million ($137.1 million, net of taxes)
  - Purchased $1.4 billion of available for sale securities with an average yield of 4.85%

- Reduced risk with sale of select mortgage loans
  - Sold portfolio of 1-4 family mortgage loans that were three payments delinquent and/or nonaccrual at time of selection totaling $56.2 million (Mortgage Loan Sale), which resulted in a loss of $13.4 million ($10.1 million, net of taxes)
    - Credit portion of the loss totaled $8.6 million and was recorded as adjustments to charge-offs and the provision for credit losses
    - The non-credit portion of the loss totaled $4.8 million and was recorded to noninterest income in other, net
  - Mortgage Loan Sale drove a $54.1 million reduction in nonperforming loans

- Exchanged Visa Class B-1 shares for Visa Class B-2 Shares and Visa Class C common stock; Visa Class C stock exchange resulted in a gain of $8.1 million ($6.0 million, net of taxes) and recorded to noninterest income in other, net

(1) Based on 2023 performance